UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

ARGUS CAPITAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS OF ARGUS CAPITAL CORP.

3 Columbus Circle, 24th Floor

New York, New York 10019

(212) 812-7702

Dear Argus Capital Corp. Stockholder:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of Argus Capital Corp., a Delaware corporation (“we,” “us,” “our” or the “Company”), which, in light of public health concerns regarding the COVID-19 pandemic, will be held via live webcast on December 20, 2022 at 12:00 p.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.cstproxy.com/arguscapitalcorp/2022, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

At the Special Meeting, our stockholders will be asked to consider and vote upon the following proposals:

1.

Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment,” and together with the “Charter,” the “Amended Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from March 24, 2023 (the “Original Termination Date”) to the later of (i) December 20, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.

Proposal No. 2 — The Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated September 21, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 — The Adjournment Proposal — to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, and subject to lawfully available funds therefor, redeem 100% of the shares of our Class A common stock, par value $0.0001 per share (the “Class A

Common Stock”), included as part of the units sold in our initial public offering (the “Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (such holders, the “Public Stockholders”) as stockholders (including the right to receive further liquidating distributions, if any) (such redemption, the “Mandatory Redemption”), subject to applicable law, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board of Directors of the Company (the “Board”) in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law discussed below, it is advantageous to the Company’s stockholders to redeem all outstanding Public Shares on or prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of remaining stockholders (if required by the DGCL) and the Board, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and

(iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-half of one redeemable warrant (the “Public Warrants”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq Capital Markets (“Nasdaq”) as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Company reserves the right to move to adjourn the Special Meeting in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

The Board has fixed the close of business on November 25, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES BECAUSE IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION. On the Record Date, the redemption price per share was approximately $10.27 (which is expected to be the same approximate amount at the time of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $313,079,132 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $10.23. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Charter Amendment would result in a Public Stockholder receiving approximately $0.04 more per share than if the shares of Class A Common Stock were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting together as a single class. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting, or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a

Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

Enclosed is the Notice of Special Meeting and accompanying proxy statement containing detailed information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of
Argus Capital Corp.

/s/ Joseph R. Ianniello Joseph R. Ianniello
Chairman and Chief Executive Officer

This proxy statement is dated November 28, 2022 and is first being mailed to our stockholders with the form of proxy on or about November 30, 2022.

NOTICE OF SPECIAL MEETING OF ARGUS CAPITAL CORP.

TO BE HELD ON DECEMBER 20, 2022

To the Stockholders of Argus Capital Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Argus Capital Corp., a Delaware corporation (“we,” “us,” “our” or the “Company”), which, in light of public health concerns regarding the coronavirus (COVID-19) pandemic, will be held via live webcast on December 20, 2022 at 12:00 p.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.cstproxy.com/arguscapitalcorp/2022, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. You are cordially invited to attend the Special Meeting to conduct the following items of business:

1.

Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment,” and together with the “Charter,” the “Amended Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from March 24, 2023 (the “Original Termination Date”) to the later of (i) December 20, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.

Proposal No. 2 — The Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated September 21, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 — The Adjournment Proposal — to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

The above matters are more fully described in this proxy statement, which also includes as Annex A and Annex B respectively, a copy of the Charter Amendment and the Trust Amendment. The Company urges you to read carefully this proxy statement in its entirety, including the Annexes.

The record date for the Special Meeting is November 25, 2022 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation (a “covered corporation”) that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq Capital Markets (“Nasdaq”), we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued in the IPO (the “Public Shares”) after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our holders of Public Shares (the “Public Stockholders”) would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board of Directors of the Company (the “Board”) in accordance with applicable law, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and (iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-half of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals.

Pursuant to the Charter, a Public Stockholder shall be provided with the opportunity to redeem their Public Shares upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES BECAUSE IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

If the Charter Amendment is approved, holders of Public Shares will have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (ii) the total number of then-outstanding Public Shares.

If the Charter Amendment Proposal is not approved or implemented, and a Business Combination is not completed on or before March 24, 2023, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Argus Sponsor LLC, a Delaware limited liability company (the “Sponsor”), intends to vote the shares of Class B Common Stock that are currently owned by it (the “Founder Shares”) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. Currently, the Founder Shares owned by the Sponsor represents 20% of our issued and outstanding shares of Common Stock. No other persons hold any Founder Shares.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our outstanding shares of Common Stock represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting to such later date or dates in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

This Notice of Special Meeting and the accompanying proxy statement are dated November 28, 2022 and are first being mailed to stockholders on or about November 30, 2022.

By Order of the Board of Directors of
Argus Capital Corp.

/s/ Joseph R. Ianniello
Joseph R. Ianniello
Chairman and Chief Executive Officer

ARGUS CAPITAL CORP.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

OF ARGUS CAPITAL CORP.

TO BE HELD ON DECEMBER 20, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete a Business Combination or amend the date by which the Company must cease all operations if it fails to complete a Business Combination to the Amended Termination Date;

•	the Trust Account not being subject to claims of third parties;

•	the market price and liquidity of the shares of Class A Common Stock;

•	the per-share redemption price; and

•	the timing of the Mandatory Redemption and our liquidation, dissolution and delisting.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2021, the Company’s Annual Report on Form 10-K, as filed with the SEC on April 1, 2022, the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 10, 2022, and in other reports filed by the Company with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held via live webcast on December 20, 2022 at 12:00 p.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.cstproxy.com/arguscapitalcorp/2022, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

Q:	Why am I receiving this proxy statement?

A:

Argus Capital Corp. is a blank check company incorporated in Delaware on April 22, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). Following the closing of the IPO on September 24, 2021, including the exercise of the underwriters’ over-allotment option in full, and the concurrent sale of warrants (the “Private Placement Warrants”) to Argus Sponsor LLC (the “Sponsor”), an amount equal to $310,845,000 from the net proceeds from the IPO and the sale of Private Placement Warrants was placed in the Trust Account.

The Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no Business Combination consummated within 18 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and (iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.

Q:	How do I attend the Special Meeting?

A:

The Special Meeting will be held via live webcast on December 20, 2022 at 12:00 p.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.cstproxy.com/arguscapitalcorp/2022, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

If your shares are registered directly in your name, you are considered a stockholder of record and you do not need to register to attend the Special Meeting virtually. Please follow the instructions on your Company stockholder proxy card.

If your shares are held in the name of your broker, bank or other nominee, you must register in advance to attend the Special Meeting virtually. To register to attend the Special Meeting in person via the virtual meeting platform, you must obtain a proxy from the broker, bank or other nominee, reflecting your Company holdings along with your name and email address and submit to Continental, the Transfer Agent, at proxy@continentalstock.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 72 hours prior to the Special Meeting. You will receive a confirmation of your registration by email.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Our stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Charter by adopting the Charter Amendment in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders.

Q:	Are the proposals conditioned on one another?

A:

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting in the absence of a quorum or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law, it is advantageous to the Company’s stockholders to dissolve the Company and redeem all outstanding Public Shares on or prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions.

Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and (iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-half of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and the Company is unable to complete a Business Combination on or before the Original Termination Date, the Company will dissolve and liquidate in accordance with the Charter.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and (iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-half of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Special Meeting in the absence of a quorum or to ensure that a supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person or by proxy or do attend the Special Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (a) your shares of Common Stock will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and (b) with respect to the Adjournment Proposal, your shares of Common Stock will have no effect on the outcome of such vote.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, complete the Mandatory Redemption, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

Q:	What happens if the Charter Amendment Proposal or the Trust Amendment Proposal is not approved?

A:

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal or the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal or the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:	How will the Sponsor vote?

A:

On the Record Date, the Sponsor owned and was entitled to vote an aggregate of 7,618,750 shares of Class B Common Stock, representing 20% of the Company’s issued and outstanding shares of Common Stock, and plans to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence at the virtual Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Founder Shares, representing 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Founder Shares, an additional 11,428,126 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting.

If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the stockholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders.

Q:	How do I vote?

A:

If you were a holder of record of shares of Common Stock on the close of business on November 25, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals in person via the virtual meeting platform at the Special Meeting, or by completing, signing, dating and returning the enclosed Company stockholder proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the Company stockholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Company stockholder proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the Company stockholder proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Company stockholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Company stockholder proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received before the Special Meeting.

Voting at the Special Meeting via the Virtual Meeting Platform. If you attend the Special Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person via the virtual meeting platform at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares. For additional information, please see the section titled “Special Meeting of Stockholders.”

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or abstention will (a) have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and (b) will have no effect on the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:

Signed and dated proxies we receive without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters that properly come before the Special Meeting.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting.

If you do not provide instructions to vote at the Special Meeting with your proxy, your broker, bank, or other nominee may deliver a Company stockholder proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Stockholder Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	How will a broker non-vote impact the results of each proposal?

A:	Broker non-votes will count as a vote “AGAINST” the Charter Amendment and the Trust Amendment Proposal but will not have any effect on the outcome of the Adjournment Proposal.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote in the Special Meeting by sending a later-dated, signed Company stockholder proxy card to the Company’s Secretary at the address listed below so that it is received by the Company’s Secretary prior to the Special Meeting, or by attending the Special Meeting in person via the virtual meeting platform and vote. You also may revoke your proxy granted in respect of your shares by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the Special Meeting.

Q:	If I am not going to attend the Special Meeting via the virtual meeting platform, should I return my proxy card instead?

A:

If you are considered a stockholder of record, please read the enclosed proxy statement/prospectus carefully whether you plan to attend the Special Meeting or not, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. However, if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you must provide instructions with your proxy, broker, bank or other nominee. Please see “—If my Shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?” for more information regarding how to vote your shares.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Q:	How do I exercise my redemption rights?

A:

Pursuant to the Charter, in connection with the vote to approve the Charter Amendment Proposal (and subject to the actual approval thereof), the Company’s Public Stockholders may demand that that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to Continental, our transfer agent (the “Transfer Agent”). Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) will be extinguished.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal are not approved, the Company will not redeem any Public Shares unless the Company is unable to consummate a Business Combination by or before the Original Termination Date.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Mackenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Attention: Dan Sullivan

Toll Free: 1-800-322-2885

Main Telephone: 212-929-5500

E-mail: proxy@mackenziepartners.com

To obtain timely delivery, Company Stockholders must request the materials no later than December 13, 2022, or five business days prior to the Special Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Additional Information.”

If you have questions regarding the certification of your position, please contact the Transfer Agent:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

RISK FACTORS

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. The IRA applies only to repurchases that occur after December 31, 2022. In the event the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination or otherwise may be subject to the Excise Tax.

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on December 20, 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 30, 2022 to all stockholders of record of the Company as of the close of business on November 25, 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting. On the Record Date, there were 38,093,750 shares of Common Stock outstanding.

Date, Time and Place

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held via live webcast on December 20, 2022, at 12:00 p.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.cstproxy.com/arguscapitalcorp/2022, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. Please have your Control Number, which can be found on your Company stockholder proxy card, to join the Special Meeting. If you do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent.

The Proposals at the Special Meeting

At the Special Meeting, the Company’s stockholders will vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Charter by adopting the Charter Amendment in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on November 25, 2022, which is the Record

Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 38,093,750 issued and outstanding shares of Common Stock, of which 30,475,000 shares of Class A Common Stock are held by the Public Stockholders and 7,618,750 shares of Class B Common Stock are held by the Sponsor.

Vote of the Sponsor

On the Record Date, the Sponsor owned and was entitled to vote an aggregate of 7,618,750 shares of Class B Common Stock, representing 20% of the Company’s issued and outstanding shares of Common Stock, and plans to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Quorum

The presence, in person virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 11,428,126 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Abstentions and Broker Non-Votes

Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal and the Trust Amendment Proposal, but will not have any effect on the outcome of the Adjournment Proposal.

Under Nasdaq’s rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.

Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.

Voting Your Shares

If you are a Company stockholder of record, you may vote by mail or you can attend the Special Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Company stockholder proxy card. Each share of Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more Company stockholder proxy cards show the number of shares of Common Stock that you own.

There are two ways to vote your shares of Common Stock at the Special Meeting:

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed Company stockholder proxy card in the postage-paid envelope provided. By signing the Company stockholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Company stockholder proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the Company stockholder proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Company stockholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Company stockholder proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the Company stockholder proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received before the Special Meeting.

Voting via the Virtual Meeting Platform. You can attend the Stockholder Special Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Company stockholder proxy card. You can access the Special Meeting by visiting the website https://www.cstproxy.com/arguscapitalcorp/2022. You will need your control number for access. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. However, if your shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way the Company can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Voting Your Shares — Beneficial Owners. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement/prospectus is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement/prospectus. As a beneficial owner, if you wish to vote at the Special Meeting, you must get a proxy from the broker, bank or other nominee. Please see the section titled “Special Meeting of Stockholders — Attending the Special Meeting.”

Attending the Stockholder Special Meeting

Only Company stockholders on the Record Date or their legal proxyholders may attend and participate at the Special Meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. Please have your Control Number, which can be found on your Company stockholder proxy card, to join the special meeting. If you are a registered holder and do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. You are encouraged to access the meeting prior to the start time. For further assistance, should you need it, please call (917) 262-2373.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another Company stockholder proxy card with a later date;

•	you may notify the Company’s Secretary in writing to Argus Capital Corp., 3 Columbus Circle, 24th Floor, New York, NY 10019, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person via the virtual meeting platform, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Company’s current bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Mackenzie Partners, Inc., the Company’s proxy solicitor, at (800) 322-2885 (toll free) or (212) 929-5500 (main telephone).

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Mackenzie Partners, Inc. a fee of $18,750, plus disbursements, reimburse Mackenzie Partners, Inc. for its reasonable out-of-pocket expenses and indemnify Mackenzie Partners, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to change the date by which it has to consummate a Business Combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $10.27, based on the aggregate amount on deposit in the Trust Account of approximately $313,079,132 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the shares of Class A Common Stock on Nasdaq on the Record Date was $10.23. Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.04 more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

Argus Capital Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company’s objective is to identify and complete a Business Combination by capitalizing on a combination of Sponsor’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in September 2021, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, the Company’s management has reviewed more than 110 potential targets operating in a wide spectrum of sectors, including media and entertainment, digital media, creator economy, sports and other live events, advertise technology and over-the-top digital streaming, in connection with the Company’s search for suitable targets.

As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) the Company’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) the Company’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a Business Combination, the Company’s management has encountered material changes in the market valuations of special purpose acquisition company transactions since the IPO, creating divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a Business Combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that the Company will not be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including (i) the Excise Tax included in the IRA and (ii) the SEC’s proposed rules relating to, among other items, an increase of potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law discussed below, it is advantageous to the Company’s stockholders to dissolve the Company and redeem all outstanding Public Shares on or prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law, and (iii) Continental will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, complete the Mandatory Redemption, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Charter Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Charter Amendment Proposal. Therefore, the 9,626,667 Private Placement Warrants held by the Sponsor, for which it paid $14,440,000, and the 7,618,750 shares of Class B Common Stock held by the Sponsor, for which it paid $25,000, will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them; and

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of November 28, 2022, the Company had cash of $46,425 remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $115,000 of unpaid reimbursable fees and expenses, and $280,000 was owed to an affiliate of our Chief Executive Officer for office space and secretarial services provided to members of the Company’s management team. Such amounts may continue to increase if the Charter Amendment Proposal is not approved and implemented.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal (and subject to the actual approval thereof), the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date.

Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) will be extinguished.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal are not approved, the Company will not redeem any Public Shares unless the Company is unable to consummate a Business Combination by or before the Original Termination Date.

The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash in connection with our liquidation in the event the Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; and

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Public Shares

Liquidating Redemption of Public Shares

In the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, a U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The term “complete liquidation” is not defined in the Code, and the approval of the Charter Amendment Proposal and Trust Amendment Proposal do not ensure that any distributions in redemption of Public Shares by the Company will be treated as distributions in “complete liquidation” by the IRS.

In the event that a redemption of a U.S. Holder’s Public Shares described in this proxy statement will be treated as a distribution to such holder in complete liquidation of the Company, the U.S. Holder will recognize capital gain or loss in an amount equal to the difference between the cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Public Shares is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the Public Shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. Taxation of Non-Liquidating Distributions

If a redemption of a U.S. Holder’s Public Shares pursuant to a redemption described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company pursuant to Section 331 of the Code (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. If the non-liquidating redemption so qualifies as a sale of Public Shares, the U.S. Holder will have the same tax consequences as described above under “ — Liquidating Redemption of Public Shares.”

Whether a non-liquidating redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder relative to all of our shares outstanding both before and after the redemption. The redemption of our Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option (including the Public Warrants). In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other shares of our stock (including any stock constructively owned by the U.S. Holder as a result of owning warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied and so the non-liquidating redemption does not qualify as a sale of the Public Shares under Section 302 of the Code, then the redemption will be treated as a corporate distribution that will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described above under “ — Liquidating Redemption of Public Shares.”

Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder may constitute “qualified dividends” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights with respect to our Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are each approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

If the Charter Amendment Proposal and Trust Amendment Proposal are each approved and we do not consummate a Business Combination by the Amended Termination Date, the characterization for U.S. federal income tax purposes of the redemption of a non-U.S. Holder’s Public Shares will depend on whether the redemption is in complete liquidation of the Company pursuant to Section 331 of the Code or a non-liquidating redemption, and if a non-liquidating redemption, whether it will qualify as a sale under any of the tests of Section 302 of the Code, in each case as described above “U.S. Holders.”

Liquidating Redemption and Non-Liquidating Redemption of Public Shares Taxable as a Sale

If the redemption is treated as a distribution in complete liquidation of the Company pursuant to Section 331 of the Code or as a non-liquidating redemption qualifying as a sale under Section 302 of the Code, a non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. Holder), in which case such gain will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident (and, in the case of a non-U.S. Holder that is a corporation, potentially an additional “branch profits tax” imposed at a 30% rate (or lower treaty rate)); or

•

the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met, in which case the gain would be subject to a thirty percent (30%) U.S. federal income tax rate.

Non-Liquidating Redemption of Public Shares Taxable as a Corporate Distribution

If the redemption is treated as a non-liquidating redemption that does not qualifying as a sale under Section 302 of the Code and so is taxable as a corporation distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will a constitute dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States (and are not attributable to a U.S. permanent establishment under an applicable treaty), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as an amount received in a redemption treated as liquidating redemption or a non-liquidating redemption qualifying as a sale under Section 302 of the Code (as described above).

The withholding tax generally does not apply to dividends paid to a non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A corporate non-U.S. Holder receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Because it may not be certain at the time a non-U.S. Holder is redeemed whether such non-U.S. Holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a non-U.S. Holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% on the gross amount of any consideration paid to a non-U.S. Holder in redemption of such non-U.S. Holder’s Public Shares unless special procedures are available to non-U.S. Holders to certify that they are entitled to exemptions from, or reductions in, such withholding tax. However, there can be no assurance that such special certification procedures will be available. A non-U.S. Holder generally may obtain a refund of any such excess amounts withheld by timely filing an appropriate claim for refund with the IRS. non-U.S. Holders should consult their tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of thirty percent (30%) on payments of dividends (including constructive dividends) on our Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Shares. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum, but will have the effect of a vote “AGAINST” the Charter Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On September 24, 2021, we consummated our IPO of 30,475,000 Units to our Public Stockholders, including the issuance of 3,975,000 Units as a result of the underwriters’ exercise of their over-allotment option in full, and the sale of an aggregate of 9,626,667 Private Placement Warrants to the Sponsor. As a result, an amount equal to $310,845,000 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of November 25, 2022 was $313,079,132.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (i) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (ii) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Charter Amendment Proposal. Therefore, the 9,626,667 Private Placement Warrants held by the Sponsor, for which it paid $14,440,000, and the 7,618,750 shares of Class B Common Stock held by the Sponsor, for which it paid $25,000, will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them; and

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of November 28, 2022, the Company had cash of $46,425 remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $115,000 of unpaid reimbursable fees and expenses, and $280,000 was owed to an affiliate of our Chief Executive Officer for office space and secretarial services provided to members of the Company’s management team. Such amounts may continue to increase if the Charter Amendment Proposal is not approved and implemented.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum, but will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum, but will not have any effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

Argus Capital Corp. is a blank check company incorporated on April 22, 2021, as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended, because we have no operations and nominal assets consisting solely of cash and/or cash equivalents.

IPO and Private Placement

On April 29, 2021, the Sponsor purchased 11,500,000 Founder Shares for $25,000, or approximately $0.002 per share. On July 21, 2021 and August 26, 2021, the Sponsor returned to us for cancellation, at no cost, 2,875,000 and 1,437,500 Founder Shares, respectively, and on September 21, 2021, we effected a stock dividend of 0.06 shares for each Founder Share then outstanding, resulting in an aggregate of 7,618,750 outstanding Founder Shares. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the Company’s IPO.

On September 24, 2021 (“IPO Closing Date”), we consummated our IPO of 30,475,000 Units of the Company, including 3,975,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one share of Class A Common Stock and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to us of $304,750,000. Simultaneously with the IPO Closing Date, we completed the sale of an aggregate of 9,626,667 Private Placement Warrants to our Sponsor at a price of $1.50 per Private Placement Warrant, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, generating gross proceeds to us of $14,440,000. The Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination. The Private Placement Warrants may also be net cash settled and are not redeemable so long as they are held by the Sponsor or its permitted transferees. The sale of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On the IPO Closing Date, a total of $ 310,845,000, comprised of $ 298,655,000 of the proceeds from the IPO, and $12,190,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a Trust Account maintained by Continental, acting as trustee. Except with respect to interest earned on the funds in the Trust Account that may be released to the Company to pay taxes, if any, the proceeds from the IPO will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of any Public Shares properly tendered in connection with a stockholder vote to amend the Company’s Charter (A) to modify the substance or timing of its obligation to redeem 100% of its Public Shares if the Company does not complete its initial Business Combination by March 24, 2023 or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity and (iii) the redemption of the Company’s Public Shares if it is unable to complete a Business Combination by March 24, 2023, subject to applicable law.

BENEFICIAL OWNERSHIP OF SECURITIES

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information available to us as of November 10, 2022, with respect to the beneficial ownership of our Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially own shares of our Class A Common Stock; and

•	all of our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants, as they are not exercisable within 60 days of November 10, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares of Outstanding Common Stock
Directors, Executive Officers and the Sponsor
Argus Sponsor LLC(2)(3)	7,618,750	20%
Joseph R. Ianniello(2)(3)	7,618,750	20%
Marc DeBevoise	—	—
Saif Rahman	—	—
Andrew R. Sriubas	—	—
Alan G. Mnuchin	—	—
Dr. Dana Beth Ardi	—	—
Pooja Midha	—	—
All Directors and Executive Officers as a Group (Seven Individuals)	7,618,750	20.0%
5% Holders
Kenneth Griffin(4)	1,820,397	6.0%
Sculptor Capital LP(5)	1,533,267	5.0%

(1)

This table is based on 30,475,000 shares of Class A Common Stock and 7,618,750 shares of Class B Common Stock outstanding as of November 10, 2022. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 3 Columbus Circle, 24th Floor, New York, NY, 10019.

(2)

Represents Founder Shares which are automatically convertible into shares of Class A Common Stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. Percentage ownership assumes all shares are converted to Class A Common Stock.

(3)

Argus Sponsor LLC is the record holder of the shares reported herein. Mr. Ianniello is the managing member of Argus Sponsor LLC and has voting and investment discretion with respect to the shares held of record by Argus Sponsor LLC. Mr. Ianniello disclaims any beneficial ownership of the shares held by Argus Sponsor LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	According to Amendment No. 1 to Schedule 13G filed on February 14, 2022, Mr. Kenneth Griffin may be deemed the beneficial owner of 1,820,397 shares of Class A common stock with shared voting power and shared dispositive power with respect to such shares and each of Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC may be deemed the beneficial owner of 1,813,043 shares of Class A common stock with shared voting power and shared dispositive power with respect to such shares. The address of the principal business office of each of these stockholders is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois, 60603.
(5)

According to Schedule 13G filed with the SEC on March 4, 2021, each of Sculptor Capital LP, Sculptor Capital II LP, Sculptor Capital Holding Corp., Sculptor Capital Holding II LLC and Sculptor Capital Management, Inc. may be deemed the beneficial owner of 1,533,267 shares of Class A common stock with shared voting power and shared dispositive power with respect to such shares. The address of the principal business office of each of these stockholders is 9 West 57 Street, 39 Floor, New York, NY 10019.

OTHER MATTERS

Householding Information

Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Argus Capital Corp., 3 Columbus Circle, 24th Floor, New York, NY 10019, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

The Board has determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at Argus Capital Corp., 3 Columbus Circle, 24th Floor, New York, NY 10019, or by telephone at (212) 812-7702.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Mackenzie Partners, Inc., the proxy solicitor for the Company, by calling (800) 322-2885 (toll free) or (212) 929-5500 (main telephone), or by emailing proxy@mackenziepartners.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than December 13, 2022.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF ARGUS CAPITAL CORP.

ARGUS CAPITAL CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the Corporation is Argus Capital Corp. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 22, 2021. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 21, 2021 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.

3. This Amendment further amends the provisions of the Amended and Restated Certificate.

4. The Amended and Restated Certificate is hereby amended by deleting Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 21, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the later of (A) December 20, 2022 or (B) the date of the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL (the “End Date”), and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5. The Amended and Restated Certificate is hereby amended by deleting Section 9.2(d) in its entirety and inserting the following in lieu thereof:

(d) In the event that the Corporation has not consummated an initial Business Combination by the End Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6. The Amended and Restated Certificate is hereby amended by deleting Section 9.7 in its entirety and inserting the following in lieu thereof:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the End Date, or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay taxes, divided by the number of then outstanding Offering Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this day of [●], 2022.

ARGUS CAPITAL CORP.

By:
	Name:	Joseph R. Ianniello
	Title:	Chief Executive Officer

ANNEX B

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [●], 2022, is made by and between Argus Capital Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a federally chartered trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of September 21, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 30,475,000 units (the “Offering”) and as of September 24, 2021, a total of $310,845,000 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is 18 months after the closing of the Offering, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that provisions of the Trust Agreement may not be changed, amended or modified without the affirmative vote of 65% of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least 65% of the voting power of all then outstanding shares of the Class A Common Stock and the Company’s Class B Common Stock, voting together as a single class, have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment of the Company’s amended and restated certificate of incorporation (such amendment, the “Second Amendment to the Charter”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended by deleting Section 1(i) in its entirety and inserting the following in lieu thereof:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the End Date (as such term is defined in the Company’s amended and restated certificate of incorporation, as amended), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date;

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to September 21, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Amended and Restated Certificate as amended by the Second Amendment to the Charter.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

ARGUS CAPITAL CORP.

By:
Name:
Title:

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Termination Letter

Ladies and Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Argus Capital Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of September 21, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation, as amended. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [●], 2022 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation, as amended. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Argus Capital Corp.

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ARUGS CAPITAL CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 19, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ arguscapitalcorp/ MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED. Proposal No. 1 – The Charter Amendment Proposal FOR AGAINST ABSTAIN A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment,” and together with the “Charter,” the “Amended Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from March 24, 2023 (the “Original Termination Date”) to the later of (i) December 20, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”). Proposal No. 2 – The Trust Amendment Proposal FOR AGAINST ABSTAIN A proposal to amend the Investment Management Trust Agreement, dated September 21, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”). Proposal No. 3 – The Adjournment Proposal FOR AGAINST ABSTAIN A proposal to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”). PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in wh ich they sign. Attorneys should submit powers of attorney.

ARUGS CAPITAL CORP. 3 COLUMBUS CIRCLE, 24TH FLOOR NEW YORK, NY 10019 SPECIAL MEETING OF STOCKHOLDERS DECEMBER 20, 2022 YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 20, 2022: The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/arguscapitalcorp/2022. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ARGUS CAPITAL CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Argus Capital Corp., (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at 12:00 p.m. Eastern time on December 20, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Joseph R. Ianniello and Saif Rahman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL NO. 3 (IF PRESENTED) CONSTITUTING THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)